Exhibit 99.1

Nuvation Bio Announces Proposed Convertible Senior Notes Offering

NEW YORK, June 25, 2026 – Nuvation Bio Inc. (“Nuvation Bio”) (NYSE: NUVB), a global oncology company focused on tackling some of the toughest challenges in cancer treatment, today announced its intent to offer, subject to market conditions and other factors, $200.0 million aggregate principal amount of Convertible Senior Notes due in 2032 (the “Notes”) in an underwritten offering (the “Offering”). Nuvation Bio also intends to grant the underwriters of the Notes a right to purchase, exercisable within 30 days of the date of the prospectus supplement relating to the Offering, up to an additional $30.0 million aggregate principal amount of Notes, solely to cover over-allotments, if any.

The Notes will be general unsecured obligations of Nuvation Bio, with any interest payable semiannually in arrears and will mature on July 1, 2032, unless earlier converted, redeemed or repurchased. Upon conversion, Nuvation Bio will pay or deliver cash, shares of Nuvation Bio’s Class A common stock, par value $0.0001 per share (“Class A common stock”), or a combination of cash and shares of Class A common stock, at its election. The interest rate, initial conversion rate and other terms of the Notes will be determined at the time of pricing of the Offering.

Nuvation Bio expects to use the net proceeds from the Offering (i) to pay the cost of the capped call transactions described below, (ii) to repay in full all obligations under our senior secured loan agreement, and (iii) for general corporate purposes, which may include working capital, operating expenses, capital expenditures and general and administrative expenses.

In connection with the pricing of the Notes, Nuvation Bio expects to enter into capped call transactions with one or more of the underwriters or affiliates thereof and/or other financial institutions (the “Option Counterparties”). If the underwriters exercise their over-allotment option, Nuvation Bio expects to enter into additional capped call transactions. The capped call transactions will cover, subject to customary adjustments, the number of shares of Class A common stock initially underlying the Notes. The capped call transactions are expected generally to reduce the potential dilution to the Class A common stock upon any conversion of Notes and/or offset any cash payments Nuvation Bio is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, Nuvation Bio expects the Option Counterparties or their respective affiliates will enter into various derivative transactions with respect to the Class A common stock concurrently with or shortly after the pricing of the Notes, including with certain investors in the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Class A common stock or the Notes at that time.

In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Class A common stock and/or purchasing or selling Class A common stock or other securities of Nuvation Bio in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during the 40-trading day period beginning on the 41st scheduled trading day prior to the maturity date of the Notes, or, to the extent Nuvation Bio exercises the relevant election under the capped call transactions, following any repurchase, redemption or conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of the Class A common stock or the Notes which could affect a noteholder’s ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, it could affect the number of shares, if any, and value of the consideration that a noteholder will receive upon conversion of its Notes.

The Notes are being offered pursuant to a “shelf” registration statement on Form S-3 (File No. 333-285621), including a base prospectus, that was previously filed by Nuvation Bio and automatically became effective under the rules of the Securities and Exchange Commission (the “SEC”) on March 6, 2025. A preliminary prospectus supplement relating to the Offering will be filed with the SEC and will be available on the website of the SEC at www.sec.gov. When available, copies of the preliminary prospectus supplement and the accompanying prospectus relating to the Offering may be obtained from: Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, New York, New York 10022, by telephone at 877-821-7388 or by email at Prospectus_Department@Jefferies.com; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions 1155 Long Island Avenue, Edgewood, NY 11717, by phone at 1-800-831-9146; Cantor Fitzgerald & Co. by mail at Attention: Capital Markets, 110 East 59th Street, New York, NY 10022 or by email at prospectus@cantor.com; or RBC Capital Markets, LLC, Attn: Equity Capital Markets, 200 Vesey Street, 8th floor, New York, NY 10281, by telephone at 877-822-4089 or by email at equityprospectus@rbccm.com. Before investing in the Offering, you should read in their entirety the preliminary prospectus supplement and the accompanying prospectus and the other documents that Nuvation Bio has filed with the SEC that are incorporated by reference in the preliminary prospectus supplement and the accompanying prospectus, which provide more information about Nuvation Bio and the Offering.

Jefferies LLC, Citigroup and Cantor Fitzgerald & Co. are acting as joint bookrunning managers for the Offering. RBC Capital Markets, LLC is acting as bookrunner for the Offering.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Nuvation Bio

Nuvation Bio is a global oncology company focused on tackling some of the toughest challenges in cancer treatment with the goal of developing therapies that create a profound, positive impact on patients’ lives. Our diverse pipeline includes taletrectinib (IBTROZI®), a next-generation ROS1 inhibitor; safusidenib, a brain-penetrant IDH1 inhibitor; and an innovative drug-drug conjugate (DDC) program.

Forward-Looking Statements

The information set forth in this press release contains certain “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the proposed Offering, including statements concerning the proposed and the anticipated completion, timing and size of the proposed Offering, the granting to the underwriters of a 30-day option to purchase additional Notes, the capped call transactions, the anticipated use of proceeds from the Offering, the repayment of our senior secured loan agreement, and the potential impact of the foregoing or related transactions on dilution to holders of the Class A common stock and the market price of the Class A common stock or the Notes or the conversion price of the Notes. These forward-looking statements are based on Nuvation Bio’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Nuvation Bio’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks include, but are not limited to the risks associated with market conditions and the satisfaction of customary closing conditions related to the proposed Offering, the risks associated with failing to satisfy the terms and conditions of repayment of our senior secured loan agreement, and the risks and uncertainties inherent in Nuvation Bio’s business. Other risk factors include those that are discussed under the heading “Risk Factors” in Nuvation Bio’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and other filings made with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein.

Media and Investor Contacts

Nuvation Bio Investor Contact

JR DeVita

ir@nuvationbio.com

Nuvation Bio Media Contact

Kaitlyn Nealy

media@nuvationbio.com